UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09397
The Gabelli Utilities Fund
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli Utilities Fund
Semi-Annual Report – June 30, 2010

Morningstar® rated The Gabelli Utilities Fund Class AAA Shares 4 stars overall and 5 stars for the three year period and 4 stars for the five and ten year periods ended June 30, 2010 among 91, 91, 84, and 55 Utilities funds, respectively.

Mario J. Gabelli, CFA
To Our Shareholders,
     For the quarter ended June 30, 2010, the net asset value (“NAV”) per share of The Gabelli Utilities Fund’s (the “Fund”) Class AAA Shares declined 4.81%, versus declines of 3.74% and 6.03% in the Standard & Poor’s (“S&P”) 500 Utilities Index and the Lipper Utility Fund Average, respectively. For the year ended June 30, 2010, the Fund was up 12.57% versus increases of 5.73% for the S&P 500 Utilities Index and 6.47% for the Lipper Utility Fund Average.
Enclosed are the financial statements and the investment portfolio as of June 30, 2010.
Comparative Results
Average Annual Returns through June 30, 2010 (a) (Unaudited)

													Since
			Year to										Inception
	Quarter		Date		1 Year		3 Year		5 Year		10 Year		(8/31/99)
Gabelli Utilities Fund Class AAA	(4.81)%		(3.11)%		12.57%		(2.82)%		3.31%		4.46%		6.42%
S&P 500 Utilities Index	(3.74)		(7.14)		5.73		(6.81)		1.56		2.78		2.81
Lipper Utility Fund Average	(6.03)		(7.79)		6.47		(8.70)		2.09		2.10		3.26
Class A	(4.78)		(3.09)		12.68		(2.77)		3.35		4.50		6.46
	(10.25	)(b)	(8.66	)(b)	6.20	(b)	(4.67	)(b)	2.13	(b)	3.88	(b)	5.88 (b)
Class B	(4.91)		(3.39)		11.87		(3.51)		2.55		3.87		5.86
	(9.66	)(c)	(8.22	)(c)	6.87	(c)	(4.48	)(c)	2.18	(c)	3.87		5.86
Class C	(5.05)		(3.55)		11.59		(3.55)		2.53		3.88		5.88
	(6.00	)(d)	(4.51	)(d)	10.59	(d)	(3.55)		2.53		3.88		5.88
Class I	(4.62)		(2.94)		12.88		(2.63)		3.43		4.52		6.48
In the current prospectus, the expense ratios for Class AAA, A, B, C, and I Shares are 1.47%, 1.47%, 2.22%, 2.22%, and 1.22%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

The values of utility stocks change as long-term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel, and natural resources conservation. The Class AAA Shares NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2002 and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Utilities Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Includes the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, year to date, one year, three year, and five year periods of 5%, 5%, 5%, 3%, and 2%, respectively, of the Fund’s NAV per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(d)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter, year to date, and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

The Gabelli Utilities Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from January 1, 2010 through June 30, 2010	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	01/01/10	06/30/10	Ratio	Period*

The Gabelli Utilities Fund
Actual Fund Return
Class AAA	$1,000.00	$968.90	1.40%	$6.83
Class A	$1,000.00	$969.10	1.40%	$6.84
Class B	$1,000.00	$966.10	2.15%	$10.48
Class C	$1,000.00	$964.50	2.15%	$10.47
Class I	$1,000.00	$970.60	1.15%	$5.62
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.85	1.40%	$7.00
Class A	$1,000.00	$1,017.85	1.40%	$7.00
Class B	$1,000.00	$1,014.13	2.15%	$10.74
Class C	$1,000.00	$1,014.13	2.15%	$10.74
Class I	$1,000.00	$1,019.09	1.15%	$5.76

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of net assets as of June 30, 2010:
The Gabelli Utilities Fund

Energy and Utilities	60.4%
Communications	18.6%
U.S. Government Obligations	14.6%
Other	5.8%
Other Assets and Liabilities (Net)	0.6%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended March 31, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

The Gabelli Utilities Fund
Schedule of Investments — June 30, 2010 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 84.7%
	ENERGY AND UTILITIES — 60.3%
	Energy and Utilities: Alternative Energy — 0.2%
23,000	Ormat Industries Ltd.	$179,277	$170,980
52,000	Ormat Technologies Inc.	1,629,589	1,471,080

		1,808,866	1,642,060

	Energy and Utilities: Electric Integrated — 33.6%
780,000	Allegheny Energy Inc.	15,469,366	16,130,400
220,000	ALLETE Inc.	7,771,199	7,532,800
68,000	Alliant Energy Corp.	1,889,326	2,158,320
184,000	Ameren Corp.	6,734,597	4,373,680
284,000	American Electric Power Co. Inc.	10,495,901	9,173,200
215,000	Avista Corp.	4,918,662	4,198,950
570,000	Black Hills Corp.	16,303,448	16,227,900
35,000	Cleco Corp.	721,890	924,350
60,000	CMS Energy Corp.	402,675	879,000
720,000	Constellation Energy Group Inc.	22,899,893	23,220,000
152,000	Dominion Resources Inc.	6,249,847	5,888,480
350,000	DPL Inc.	9,338,176	8,365,000
5,000	DTE Energy Co.	196,215	228,050
340,000	Duke Energy Corp.	5,392,372	5,440,000
255,000	Edison International	7,541,529	8,088,600
550,000	El Paso Electric Co.†	9,904,136	10,642,500
4,500	Entergy Corp.	213,681	322,290
290,000	Exelon Corp.	15,167,542	11,011,300
56,000	FirstEnergy Corp.	2,188,498	1,972,880
745,000	Great Plains Energy Inc.	17,327,738	12,679,900
400,000	Hawaiian Electric Industries Inc.	9,149,390	9,112,000
273,000	Integrys Energy Group Inc.	13,562,649	11,941,020
251,000	MGE Energy Inc.	8,165,733	9,046,040
520,000	NextEra Energy Inc.	24,508,393	25,355,200
190,000	NiSource Inc.	4,122,731	2,755,000
481,000	NorthWestern Corp.	13,773,005	12,602,200
300,000	OGE Energy Corp.	8,078,038	10,968,000
283,000	Otter Tail Corp.	6,979,510	5,470,390
110,000	Pepco Holdings Inc.	2,267,878	1,724,800
40,000	PG&E Corp.	907,079	1,644,000
192,000	Pinnacle West Capital Corp.	7,875,555	6,981,120
1,050,000	PNM Resources Inc.	11,998,943	11,739,000
46,000	PPL Corp.	1,030,117	1,147,700
225,000	Progress Energy Inc.	9,874,200	8,824,500
120,000	Public Service Enterprise Group Inc.	3,256,810	3,759,600
285,000	SCANA Corp.	11,126,833	10,191,600
278,000	Southern Co.	9,589,826	9,251,840
135,000	TECO Energy Inc.	2,330,359	2,034,450
238,000	The Empire District Electric Co.	4,833,860	4,467,260
145,000	UniSource Energy Corp.	3,588,527	4,376,100
65,000	Unitil Corp.	1,618,574	1,359,150
320,000	Vectren Corp.	8,966,483	7,571,200
740,000	Westar Energy Inc.	16,789,037	15,991,400
230,000	Wisconsin Energy Corp.	9,370,267	11,670,200
200,000	Xcel Energy Inc.	3,647,621	4,122,000

		358,538,109	343,563,370

	Energy and Utilities: Electric Transmission and Distribution — 5.8%
150,000	Central Vermont Public Service Corp.	2,934,206	2,961,000
312,700	CH Energy Group Inc.	14,265,148	12,270,348
264,000	Consolidated Edison Inc.	11,818,155	11,378,400
82,400	Maine & Maritimes Corp.	2,527,910	3,651,144
576,000	Northeast Utilities	13,705,707	14,676,480
380,000	NSTAR	11,201,618	13,300,000
16,666	UIL Holdings Corp.	490,122	417,150

		56,942,866	58,654,522

	Energy and Utilities: Global Utilities — 4.0%
4,000	Areva SA	1,690,915	1,672,862
24,000	Chubu Electric Power Co. Inc.	574,288	597,727
15,000	E.ON AG	648,818	406,843
4,000	EDP — Energias de Portugal SA, ADR	112,064	118,200
195,000	Electric Power Development Co. Ltd.	4,834,052	6,206,300
304	Electricite de France	11,835	11,684
112,600	Emera Inc.	2,681,755	2,604,116
28,000	Enagas	769,889	424,232
230,000	Endesa SA	8,167,134	4,920,576
200,000	Enel SpA	1,132,560	853,551
58,800	GDF Suez, Strips	0	72
160,000	Hera SpA	307,389	264,332
35,000	Hokkaido Electric Power Co. Inc.	682,763	756,093
24,400	Hokuriku Electric Power Co.	451,858	537,040
125,000	Huaneng Power International Inc., ADR	3,642,754	2,941,250
65,000	Iberdrola SA, ADR	2,456,201	1,457,950
808	Iberdrola SA, I -10 Shares†	4,323	4,566
47,028	Iberdrola SA, London	598,809	267,749
21,000	Iberdrola SA, Madrid	148,966	118,949
2,000	International Power plc	5,935	8,974
260,000	Korea Electric Power Corp., ADR†	3,580,581	3,348,800
60,000	Kyushu Electric Power Co. Inc.	1,305,620	1,350,450
13,000	National Grid plc, ADR	581,528	478,790
2,400	Niko Resources Ltd.	151,100	223,216
See accompanying notes to financial statements.

The Gabelli Utilities Fund
Schedule of Investments (Continued) — June 30, 2010 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Global Utilities (Continued)
70,000	Red Electrica Corporacion SA	$3,423,572	$2,520,055
24,000	Shikoku Electric Power Co. Inc.	473,574	688,390
2,000	Snam Rete Gas SpA	8,967	8,016
24,000	The Chugoku Electric Power Co. Inc.	457,538	496,477
150,000	The Kansai Electric Power Co. Inc.	3,123,247	3,666,233
40,000	The Tokyo Electric Power Co. Inc.	1,004,416	1,090,765
147,000	Tohoku Electric Power Co. Inc.	2,619,722	3,167,279

		45,652,173	41,211,537

	Energy and Utilities: Merchant Energy — 1.1%
44,000	Mirant Corp.†	746,495	464,640
40,000	Mirant Corp. — Old, Escrow† (a)	0	0
15,000	Mirant Corp., Escrow† (a)	0	0
238,000	NRG Energy Inc.†	5,540,571	5,047,980
620,000	The AES Corp.†	5,103,101	5,728,800

		11,390,167	11,241,420

	Energy and Utilities: Natural Gas Integrated — 7.9%
1,000,000	El Paso Corp.	10,331,571	11,110,000
21,000	Energen Corp.	271,496	930,930
680,000	National Fuel Gas Co.	27,328,478	31,198,400
3,000	Northwest Natural Gas Co.	130,562	130,710
250,000	ONEOK Inc.	6,917,545	10,812,500
24,000	Petroleo Brasileiro SA, ADR	943,093	823,680
725,000	Southern Union Co.	13,669,502	15,848,500
480,000	Spectra Energy Corp.	10,157,879	9,633,600

		69,750,126	80,488,320

	Energy and Utilities: Natural Gas Utilities — 3.3%
80,000	Atmos Energy Corp.	2,146,223	2,163,200
50,000	Chesapeake Utilities Corp.	1,459,851	1,570,000
161,090	Corning Natural Gas Corp. (b)	2,565,457	3,531,898
26,000	Delta Natural Gas Co. Inc.	619,504	760,500
27,000	Nicor Inc.	889,090	1,093,500
65,000	Piedmont Natural Gas Co. Inc.	1,571,813	1,644,500
3,500	RGC Resources Inc.	100,790	108,500
70,000	South Jersey Industries Inc.	1,982,945	3,007,200
534,400	Southwest Gas Corp.	14,071,845	15,764,800
130,000	The Laclede Group Inc.	4,092,439	4,306,900
2,000	WGL Holdings Inc.	67,192	68,060

		29,567,149	34,019,058

	Energy and Utilities: Natural Resources — 0.6%
14,000	Alliance Holdings GP LP	276,626	492,240
24,000	Anadarko Petroleum Corp.	1,472,145	866,160
50,000	Atlas Energy Inc.†	1,477,140	1,353,500
18,000	Compania de Minas Buenaventura SA, ADR	205,537	691,920
22,000	Occidental Petroleum Corp.	1,775,613	1,697,300
34,000	Peabody Energy Corp.	1,131,945	1,330,420
15,000	Uranium One Inc.†	28,281	36,494

		6,367,287	6,468,034

	Energy and Utilities: Services — 1.5%
260,000	ABB Ltd., ADR	3,599,075	4,492,800
140,000	Halliburton Co.	2,996,760	3,437,000
30,000	MDU Resources Group Inc.	665,350	540,900
45,000	Patterson-UTI Energy Inc.	646,994	579,150
6,000	Pike Electric Corp.†	57,645	56,520
75,000	Rowan Companies Inc.†	2,005,238	1,645,500
14,000	Tenaris SA, ADR	343,717	484,540
300,000	Weatherford International Ltd.†	4,912,564	3,942,000

		15,227,343	15,178,410

	Energy and Utilities: Water — 1.3%
3,000	American States Water Co.	75,431	99,420
105,000	American Water Works Co. Inc.	2,260,508	2,163,000
165,000	Aqua America Inc.	3,093,079	2,917,200
2,000	California Water Service Group	70,055	71,400
3,000	Consolidated Water Co. Ltd.	54,031	34,140
13,000	Middlesex Water Co.	224,475	206,050
127,000	Pennichuck Corp.	2,753,059	2,797,810
133,000	SJW Corp.	3,346,384	3,117,520
3,000	Southwest Water Co.	31,815	31,440
85,000	The York Water Co.	1,172,808	1,207,000
7,727	United Utilities Group plc, ADR	217,129	120,618

		13,298,774	12,765,598

	Diversified Industrial — 0.8%
14,000	Bouygues SA	658,014	546,554
550,000	General Electric Co.	10,021,346	7,931,000
20,000	Mueller Water Products Inc., Cl. A	189,813	74,200

		10,869,173	8,551,754

	Environmental Services — 0.0%
8,250	Veolia Environnement	231,799	195,264

	Exchange Traded Funds — 0.2%
25,000	Utilities HOLDRS Trust	2,660,819	2,221,750

	TOTAL ENERGY AND UTILITIES	622,304,651	616,201,097

See accompanying notes to financial statements.

The Gabelli Utilities Fund
Schedule of Investments (Continued) — June 30, 2010 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS — 18.6%
	Cable and Satellite — 3.4%
340,000	Cablevision Systems Corp., Cl. A	$7,257,980	$8,163,400
24,000	Cogeco Cable Inc.	645,914	773,735
57,000	Cogeco Inc.	1,215,882	1,606,313
130,001	DIRECTV, Cl. A†	2,870,585	4,409,634
220,000	DISH Network Corp., Cl. A	4,246,689	3,993,000
232,005	EchoStar Corp., Cl. A†	4,729,120	4,426,655
160,000	Liberty Global Inc., Cl. A†	4,188,217	4,158,400
20,000	Mediacom Communications Corp., Cl. A†	116,963	134,400
40,000	Rogers Communications Inc., Cl. B	572,504	1,310,400
12,000	Shaw Communications Inc., Cl. B	148,195	216,360
85,000	Time Warner Cable Inc.	3,163,644	4,426,800
80,000	Tokyo Broadcasting System Holdings Inc.	1,618,579	1,098,456

		30,774,272	34,717,553

	Computer Software and Services — 1.2%
270,000	CyberSource Corp.†	6,928,695	6,893,100
86,000	Sybase Inc.†	5,535,245	5,560,760

		12,463,940	12,453,860

	Telecommunications — 9.8%
2,200	AboveNet Inc.†	104,446	103,796
380,000	AT&T Inc.	11,066,297	9,192,200
5,000	Atlantic Tele-Network Inc.	222,827	206,500
480,000	BCE Inc.	13,238,451	14,049,600
76,000	Belgacom SA	2,493,315	2,403,811
28,000	CenturyLink Inc.	994,149	932,680
1,040,000	Cincinnati Bell Inc.†	4,197,672	3,130,400
755,000	Deutsche Telekom AG, ADR	11,261,183	8,810,850
1,000	Mobistar SA	75,282	53,359
152,000	Nippon Telegraph & Telephone Corp.	7,519,802	6,257,762
314,296	Orascom Telecom Holding SAE, GDR	1,856,016	1,382,902
34,000	Philippine Long Distance Telephone Co., ADR	1,762,504	1,732,980
335,000	Portugal Telecom SGPS SA	3,945,785	3,350,983
340,000	Portugal Telecom SGPS SA, ADR	3,702,047	3,372,800
2,000	PT Indosat Tbk	1,061	1,092
600,000	Qwest Communications International Inc.	3,045,990	3,150,000
1,430,000	Sprint Nextel Corp.†	8,195,279	6,063,200
100,000	Swisscom AG, ADR	3,576,439	3,365,000
4,000	Tele2 AB, Cl. B	66,888	60,123
45,000	Telecom Italia SpA, ADR	733,550	495,450
53,000	Telefonica SA, ADR	3,346,941	2,943,090
240,000	Telekom Austria AG	3,717,426	2,680,982
83,000	Telephone & Data Systems Inc.	2,911,559	2,522,370
13,000	Telephone & Data Systems Inc., Special	343,073	345,020
75,000	tw telecom inc.†	1,296,450	1,251,000
490,000	Verizon Communications Inc.	15,921,328	13,729,800
540,000	VimpelCom Ltd., ADR†	7,474,755	8,737,200

		113,070,515	100,324,950

	Wireless Communications — 4.2%
18,000	America Movil SAB de CV, Cl. L, ADR	523,455	855,000
44,000	China Mobile Ltd., ADR	1,555,326	2,174,040
27,000	China Unicom Hong Kong Ltd., ADR	265,821	359,100
21,504	Clearwire Corp., Cl. A†	177,382	156,549
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	42
180	M1 Ltd.	210	275
134,000	Millicom International Cellular SA	9,400,374	10,863,380
6,500	Mobile TeleSystems OJSC, ADR	86,498	124,540
4,400	NTT DoCoMo Inc.	6,880,251	6,693,434
165,000	Price Communications Corp., Escrow† (a)	0	0
50,000	SK Telecom Co. Ltd., ADR	983,958	736,500
200	SmarTone Telecommunications Holdings Ltd.	207	208
10,000	Tim Participacoes SA, ADR	277,353	271,400
135,000	Turkcell Iletisim Hizmetleri A/S, ADR	2,043,160	1,752,300
142,000	United States Cellular Corp.†	6,350,751	5,843,300
15,000	Vimpel-Communications, ADR	248,091	286,350
150,000	Vivo Participacoes SA, ADR	4,193,042	3,888,000
400,000	Vodafone Group plc, ADR	9,257,266	8,268,000

		42,243,164	42,272,418

	TOTAL COMMUNICATIONS	198,551,891	189,768,781

	OTHER — 5.8%
	Aviation: Parts and Services — 1.4%
1,700,000	Rolls-Royce Group plc†	13,106,251	14,287,312
153,000,000	Rolls-Royce Group plc, Cl. C†	234,900	228,597

		13,341,151	14,515,909

See accompanying notes to financial statements.

The Gabelli Utilities Fund
Schedule of Investments (Continued) — June 30, 2010 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Building and Construction — 0.1%
13,000	Acciona SA	$1,833,165	$998,178

	Business Services — 0.3%
400,000	Clear Channel Outdoor Holdings Inc., Cl. A†	4,093,768	3,472,000

	Electronics — 0.2%
345,000	LSI Corp.†	3,092,414	1,587,000

	Entertainment — 0.9%
465,000	Vivendi	12,176,200	9,561,454

	Financial Services — 0.1%
25,000	Kinnevik Investment AB, Cl. A	401,129	408,472
12,000	Kinnevik Investment AB, Cl. B	170,855	193,758

		571,984	602,230

	Health Care — 2.0%
186,000	Millipore Corp.†	19,717,746	19,836,900
12,000	TSUMURA & Co.	261,956	368,897

		19,979,702	20,205,797

	Transportation — 0.8%
300,000	GATX Corp.	9,202,366	8,004,000

	TOTAL OTHER	64,290,750	58,946,568

	TOTAL COMMON STOCKS	885,147,292	864,916,446

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	ENERGY AND UTILITIES — 0.1%
	Energy and Utilities: Natural Gas Integrated — 0.1%
800	El Paso Corp., 4.990% Cv. Pfd. (c)	758,731	792,960

	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
18,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	649,582	684,000

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,408,313	1,476,960

	WARRANTS — 0.0%
	ENERGY AND UTILITIES — 0.0%
	Energy and Utilities: Merchant Energy — 0.0%
38,363	Mirant Corp., Ser. B, expire 01/03/11†	190,367	3,833

	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
86,000	Bharti Airtel Ltd., expire 09/19/13† (c)	581,549	486,562

	TOTAL WARRANTS	771,916	490,395

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 14.6%
	U.S. Treasury Bills — 12.4%
$126,665,000	U.S. Treasury Bills, 0.051% to 0.244%††, 07/01/10 to 12/16/10	126,629,439	126,627,710

	U.S. Treasury Cash Management Bills — 1.8%
17,825,000	U.S. Treasury Cash Management Bill, 0.167%††, 07/15/10	17,824,044	17,824,044

	U.S. Treasury Notes — 0.4%
4,240,000	U.S. Treasury Note, 4.125%, 08/15/10	4,260,429	4,260,429

	TOTAL U.S. GOVERNMENT OBLIGATIONS	148,713,912	148,712,183

	TOTAL INVESTMENTS — 99.4%	$1,036,041,433	1,015,595,984

	Other Assets and Liabilities (Net) — 0.6%		6,153,084

	NET ASSETS — 100.0%		$1,021,749,068

(a)	Security fair valued under procedures established by the Board of Trustees.

The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2010, the market value of fair valued securities amounted to $0 or 0.00% of net assets.

(b)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the market value of Rule 144A securities amounted to $1,279,522 or 0.13% of net assets.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt
See accompanying notes to financial statements.

The Gabelli Utilities Fund
Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

Assets:
Investments, at value (cost $1,033,475,976)	$1,012,064,086
Investments in affiliates, at value (cost $2,565,457)	3,531,898
Foreign currency, at value (cost $17,461)	18,302
Receivable for Fund shares sold	8,129,116
Receivable for investments sold	269,898
Dividends and interest receivable	2,302,926
Prepaid expenses	116,621

Total Assets	1,026,432,847

Liabilities:
Payable to custodian	19,500
Payable for Fund shares redeemed	1,926,535
Payable for investments purchased	949,774
Payable for investment advisory fees	840,585
Payable for distribution fees	445,257
Payable for accounting fees	7,500
Payable for shareholder services fees	305,916
Unrealized depreciation on swap contracts	4,381
Other accrued expenses	184,331

Total Liabilities	4,683,779

Net Assets applicable to 180,228,656 shares outstanding	$1,021,749,068

Net Assets Consist of:
Paid-in capital	$1,052,969,510
Accumulated distributions in excess of net investment income	(85,510)
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(10,686,550)
Net unrealized depreciation on investments	(20,445,449)
Net unrealized depreciation on swap contracts	(4,381)
Net unrealized appreciation on foreign currency translations	1,448

Net Assets	$1,021,749,068

Shares of Beneficial Interest, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($260,763,051 ÷ 44,575,409 shares outstanding; unlimited number of shares authorized)	$5.85

Class A:
Net Asset Value and redemption price per share ($349,607,650 ÷ 59,390,285 shares outstanding; unlimited number of shares authorized)	$5.89

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$6.25

Class B:
Net Asset Value and offering price per share ($225,416 ÷ 42,322 shares outstanding; unlimited number of shares authorized)	$5.33 (a)

Class C:
Net Asset Value and offering price per share ($385,636,215 ÷ 71,885,529 shares outstanding; unlimited number of shares authorized)	$5.36 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($25,516,736 ÷ 4,335,111 shares outstanding; unlimited number of shares authorized)	$5.89

(a)	Redemption price varies based on the length of time held.
Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends – unaffiliated (net of foreign taxes of $427,733)	$16,723,905
Dividends – affiliated	48,327
Interest	86,599

Total Investment Income	16,858,831

Expenses:
Investment advisory fees	4,637,597
Distribution fees – Class AAA	285,485
Distribution fees – Class A	398,881
Distribution fees – Class B	1,200
Distribution fees – Class C	1,788,019
Shareholder services fees	369,194
Shareholder communications expenses	101,944
Custodian fees	61,538
Registration expenses	55,396
Trustee’s fees	27,659
Legal and audit fees	24,314
Accounting fees	22,500
Interest expense	99
Miscellaneous expenses	33,361

Total Expenses	7,807,187

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(14,063)
Custodian fee credits	(14)

Total Reductions and Credits	(14,077)

Net Expenses	7,793,110

Net Investment Income	9,065,721

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized loss on investments	(1,485,850)
Net realized loss on swap contracts	(5,426)
Net realized loss on foreign currency transactions	(25,848)

Net realized loss on investments, swap contacts, and foreign currency transactions	(1,517,124)

Net change in unrealized appreciation/depreciation:
on investments	(44,179,262)
on swap contracts	(6,243)
on foreign currency translations	1,050

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(44,184,455)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	(45,701,579)

Net Decrease in Net Assets Resulting from Operations	$(36,635,858)

See accompanying notes to financial statements.

The Gabelli Utilities Fund
Statement of Changes in Net Assets

	Six Months Ended
	June 30, 2010		Year Ended
	(Unaudited)		December 31,
Operations:
Net investment income	$9,065,721		$14,135,781
Net realized loss on investments, swap contracts, and foreign currency transactions	(1,517,124)		(4,575,512)
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(44,184,455)		83,907,270

Net Increase/(Decrease) in Net Assets Resulting from Operations	(36,635,858)		93,467,539

Distributions to Shareholders:
Net investment income
Class AAA	(2,214,171	)*	(3,075,114)
Class A	(3,052,353	)*	(4,713,352)
Class B	(2,476	)*	(5,488)
Class C	(3,725,447	)*	(6,213,255)
Class I	(215,743	)*	(210,483)

	(9,210,190)		(14,217,692)

Return of capital
Class AAA	(13,601,339	)*	(16,277,524)
Class A	(18,750,167	)*	(24,949,225)
Class B	(15,212	)*	(29,047)
Class C	(22,884,889	)*	(32,888,670)
Class I	(1,325,277	)*	(1,114,153)

	(56,576,884)		(75,258,619)

Total Distributions to Shareholders	(65,787,074)		(89,476,311)

Shares of Beneficial Interest Transactions:
Class AAA	96,442,452		63,298,144
Class A	104,646,502		73,115,804
Class B	4,958		6,374
Class C	106,827,366		65,241,400
Class I	11,499,755		8,921,410

Net Increase in Net Assets from Shares of Beneficial Interest Transactions	319,421,033		210,583,132

Redemption Fees	23,028		1,844

Net Increase in Net Assets	217,021,129		214,576,204

Net Assets:
Beginning of period	804,727,939		590,151,735

End of period (including undistributed net investment income of $0 and $58,959, respectively)	$1,021,749,068		$804,727,939

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
See accompanying notes to financial statements.

The Gabelli Utilities Fund
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period:

													Ratios to Average Net Assets/
		Income from Investment Operations			Distributions								Supplemental Data
			Net
	Net Asset		Realized and	Total		Net				Net Asset		Net Assets
Period	Value,	Net	Unrealized	from	Net	Realized				Value,		End of	Net				Portfolio
Ended	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Return of	Total	Redemption	End of	Total	Period	Investment		Operating		Turnover
December 31	of Period	Income (a)	Investments	Operations	Income	Investments	Capital	Distributions	Fees (a)(b)	Period	Return†	(in 000’s)	Income		Expenses††		Rate†††
Class AAA
2010(c)	$6.46	$0.07	$(0.26)	$(0.19)	$(0.06)*	—	$(0.36)*	$(0.42)	$0.00	$5.85	(3.1)%	$260,763	2.26	%(d)	1.40	%(d)	11%
2009	6.43	0.16	0.71	0.87	(0.13)	—	(0.71)	(0.84)	0.00	6.46	15.5	189,534	2.57		1.47		12
2008	9.08	0.15	(1.96)	(1.81)	(0.12)	$(0.02)	(0.70)	(0.84)	0.00	6.43	(20.9)	123,864	1.92		1.43		19
2007	9.16	0.16	0.60	0.76	(0.13)	(0.27)	(0.44)	(0.84)	(0.00)	9.08	8.6	161,930	1.78		1.41		19
2006	8.20	0.17	1.63	1.80	(0.16)	(0.18)	(0.50)	(0.84)	0.00	9.16	23.1	157,645	2.02		1.44		24
2005	8.36	0.15	0.53	0.68	(0.15)	(0.09)	(0.60)	(0.84)	0.00	8.20	8.4	124,437	1.79		1.50		18
Class A
2010(c)	$6.50	$0.07	$(0.26)	$(0.19)	$(0.06)*	—	$(0.36)*	$(0.42)	$0.00	$5.89	(3.1)%	$349,608	2.23	%(d)	1.40	%(d)	11%
2009	6.46	0.16	0.72	0.88	(0.13)	—	(0.71)	(0.84)	0.00	6.50	15.6	278,607	2.58		1.47		12
2008	9.12	0.15	(1.97)	(1.82)	(0.12)	$(0.02)	(0.70)	(0.84)	0.00	6.46	(20.9)	202,112	1.92		1.43		19
2007	9.19	0.16	0.61	0.77	(0.13)	(0.27)	(0.44)	(0.84)	(0.00)	9.12	8.7	261,468	1.78		1.41		19
2006	8.23	0.18	1.62	1.80	(0.16)	(0.18)	(0.50)	(0.84)	0.00	9.19	23.0	201,124	2.02		1.44		24
2005	8.38	0.16	0.53	0.69	(0.15)	(0.09)	(0.60)	(0.84)	0.00	8.23	8.5	81,869	1.88		1.50		18
Class B
2010(c)	$5.94	$0.04	$(0.23)	$(0.19)	$(0.06)*	—	$(0.36)*	$(0.42)	$0.00	$5.33	(3.4)%	$225	1.42	%(d)	2.15	%(d)	11%
2009	6.02	0.10	0.66	0.76	(0.13)	—	(0.71)	(0.84)	0.00	5.94	14.7	246	1.86		2.22		12
2008	8.63	0.09	(1.86)	(1.77)	(0.12)	$(0.02)	(0.70)	(0.84)	0.00	6.02	(21.6)	243	1.16		2.18		19
2007	8.80	0.09	0.58	0.67	(0.13)	(0.27)	(0.44)	(0.84)	(0.00)	8.63	7.9	343	1.02		2.16		19
2006	7.97	0.11	1.56	1.67	(0.12)	(0.18)	(0.54)	(0.84)	0.00	8.80	22.1	347	1.28		2.19		24
2005	8.20	0.08	0.53	0.61	(0.09)	(0.09)	(0.66)	(0.84)	0.00	7.97	7.6	331	1.01		2.25		18
Class C
2010(c)	$5.98	$0.04	$(0.24)	$(0.20)	$(0.06)*	—	$(0.36)*	$(0.42)	$0.00	$5.36	(3.6)%	$385,636	1.48	%(d)	2.15	%(d)	11%
2009	6.06	0.10	0.66	0.76	(0.13)	—	(0.71)	(0.84)	0.00	5.98	14.6	319,960	1.84		2.22		12
2008	8.67	0.09	(1.86)	(1.77)	(0.12)	$(0.02)	(0.70)	(0.84)	0.00	6.06	(21.5)	256,517	1.17		2.18		19
2007	8.84	0.09	0.58	0.67	(0.13)	(0.27)	(0.44)	(0.84)	(0.00)	8.67	7.8	316,009	1.04		2.16		19
2006	8.00	0.11	1.57	1.68	(0.12)	(0.18)	(0.54)	(0.84)	0.00	8.84	22.1	209,691	1.27		2.19		24
2005	8.23	0.09	0.52	0.61	(0.09)	(0.09)	(0.66)	(0.84)	0.00	8.00	7.6	94,118	1.14		2.25		18
Class I
2010(c)	$6.49	$0.08	$(0.26)	$(0.18)	$(0.06)*	—	$(0.36)*	$(0.42)	$0.00	$5.89	(2.9)%	$25,517	2.50	%(d)	1.15	%(d)	11%
2009	6.44	0.17	0.72	0.89	(0.13)	—	(0.71)	(0.84)	0.00	6.49	15.8	16,381	2.82		1.22		12
2008(e)	8.94	0.16	(1.82)	(1.66)	(0.12)	$(0.02)	(0.70)	(0.84)	0.00	6.44	(19.6)	7,416	2.34	(d)	1.18	(d)	19

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than a year is not annualized.

††	The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the year ended December 31, 2007 would have been 1.42% (Class AAA and Class A) and 2.17% (Class B and Class C). For the six months ended June 30, 2010 and the years ended December 31, 2009, 2008, 2006, and 2005, the effect of Custodian Fee Credits was minimal.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005 would have been 47%, 37%, and 33%, respectively.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	For the six months ended June 30, 2010, unaudited.

(d)	Annualized.

(e)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.
See accompanying notes to financial statements.

The Gabelli Utilities Fund
Notes to Financial Statements (Unaudited)
1. Organization. The Gabelli Utilities Fund (the “Fund”) was organized on May 18, 1999 as a Delaware statutory trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 31, 1999. The Fund’s primary objective is to provide a high level of total return through a combination of capital appreciation and current income.
The Fund invests a high percentage of its assets in the utilities sector. As a result, the Fund may be more susceptible to economic, political, and regulatory developments, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative United States of America (“U.S.”) generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued) (Unaudited)
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 6/30/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$11,241,420	—	$0	$11,241,420
Other Industries (a)	604,959,677	—	—	604,959,677
COMMUNICATIONS
Wireless Communications	42,272,418	—	0	42,272,418
Other Industries (a)	147,496,363	—	—	147,496,363
OTHER
Aviation: Parts and Services	14,287,312	$228,597	—	14,515,909
Other Industries (a)	44,430,659	—	—	44,430,659

Total Common Stocks	864,687,849	228,597	0	864,916,446

Convertible Preferred Stocks (a)	1,476,960	—	—	1,476,960
Warrants:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	3,833	—	—	3,833
COMMUNICATIONS
Telecommunications	—	486,562	—	486,562

Total Warrants	3,833	486,562	—	490,395

U.S. Government Obligations	—	148,712,183	—	148,712,183

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$866,168,642	$149,427,342	$0	$1,015,595,984

OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$(4,381)	$—	$(4,381)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives not reflected in the Schedule of Investments, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.
The Fund did not have significant transfers between Level 1 and Level 2 during the reporting period.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued) (Unaudited)
In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the implications of this guidance on the Fund’s financial statements. The remainder of the amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has evaluated the impact of this guidance on the Fund’s financial statements and determined that there is no impact as of June 30, 2010.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at June 30, 2010, if any, are not accounted for as hedging instruments under GAAP.
     Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued) (Unaudited)
The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at June 30, 2010 are as follows:

Notional	Equity Security	Interest Rate/	Termination	Net Unrealized
Amount	Received	Equity Security Paid	Date	Depreciation
	Market Value	One month LIBOR plus 90 bps plus
	Appreciation on:	Market Value Depreciation on:
$103,068 (22,000 Shares)	International Power plc	International Power plc	6/27/11	$(4,381)
The Fund’s volume of activity in equity contract for difference swap agreements during the six months ended June 30, 2010 had an average monthly notional amount of approximately $108,486.
As of June 30, 2010, the value of equity contract for difference swap agreements that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on swap contracts.
For the six months ended June 30, 2010, the effect of equity contract for difference swap agreements with equity risk exposure can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the six months ended June 30, 2010, the Fund had no investments in forward foreign exchange contracts.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the

The Gabelli Utilities Fund
Notes to Financial Statements (Continued) (Unaudited)
adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2010, there were no open repurchase agreements.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no illiquid securities at June 30, 2010. For the restricted securities the Fund held as of June 30, 2010, refer to the Schedule of Investments.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued) (Unaudited)
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the net asset value (the “NAV”) per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions made in excess of current earnings and profits on a tax basis are treated as a non-taxable return of capital. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.
The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$14,217,692
Return of capital	75,258,619

Total distributions paid	$89,476,311

Since January 2000, the Fund has had a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. The Board continues to evaluate the distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future. The current annualized rate is $0.84 per share.

The Gabelli Utilities Fund
Notes to Financial Statements (Continued) (Unaudited)
Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $5,738,593, which are available to reduce future required distributions of net capital gains to shareholders through 2017.
The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at June 30, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Depreciation
Investments	$1,039,827,276	$50,561,979	$(74,793,271)	$(24,231,292)
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2010, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2009 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.
The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser has transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2010, the Fund’s Proxy

The Gabelli Utilities Fund
Notes to Financial Statements (Continued) (Unaudited)
Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities and the Adviser reduced its fee with respect to such securities by $14,063.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser, serves as Distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Co. at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.
5. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 2010, other than short-term securities and U.S. Government obligations, aggregated $293,675,579 and $88,058,101, respectively.
6. Transactions with Affiliates. During the six months ended June 30, 2010, the Fund paid brokerage commissions on security trades of $307,776 to Gabelli & Co. Additionally, Gabelli & Co. informed the Fund that it retained $663,517 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2010, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.
7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the six months ended June 30, 2010, there were no borrowings under the line of credit.
8. Shares of Beneficial Interest. The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Co., through selected broker/dealers, or the transfer agent. Class I Shares are offered through Gabelli & Co. and selected broker/dealers to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Co. Class I Shares were first issued on January 11, 2008.
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained

The Gabelli Utilities Fund
Notes to Financial Statements (Continued) (Unaudited)
by the Fund during the six months ended June 30, 2010 and the year ended December 31, 2009 amounted to $23,028 and $1,844, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.
Transactions in shares of beneficial interest were as follows:

	Six Months Ended
	June 30, 2010		Year Ended
	(Unaudited)		December 31, 2009
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	18,520,313	$116,801,849	14,651,030	$90,485,673
Shares issued upon reinvestment of distributions	2,006,831	12,388,214	2,462,380	14,845,212
Shares redeemed	(5,282,629)	(32,747,611)	(7,042,972)	(42,032,741)

Net increase	15,244,515	$96,442,452	10,070,438	$63,298,144

Class A
Shares sold	19,086,396	$120,949,674	16,375,320	$101,619,460
Shares issued upon reinvestment of distributions	1,651,469	10,253,489	2,313,584	13,999,716
Shares redeemed	(4,216,415)	(26,556,661)	(7,097,239)	(42,503,372)

Net increase	16,521,450	$104,646,502	11,591,665	$73,115,804

Class B
Shares sold	3,520	$19,677	—	—
Shares issued upon reinvestment of distributions	438	2,481	1,153	$7,256
Shares redeemed	(3,014)	(17,200)	(165)	(882)

Net increase	944	$4,958	988	$6,374

Class C
Shares sold	20,407,772	$118,648,704	14,382,795	$83,001,233
Shares issued upon reinvestment of distributions	2,711,161	15,408,034	4,143,147	23,240,343
Shares redeemed	(4,719,464)	(27,229,372)	(7,385,803)	(41,000,176)

Net increase	18,399,469	$106,827,366	11,140,139	$65,241,400

Class I
Shares sold	2,216,371	$14,073,633	1,834,711	$11,644,578
Shares issued upon reinvestment of distributions	241,253	1,497,806	202,647	1,223,147
Shares redeemed	(646,312)	(4,071,684)	(664,850)	(3,946,315)

Net increase	1,811,312	$11,499,755	1,372,508	$8,921,410

The Gabelli Utilities Fund
Notes to Financial Statements (Continued) (Unaudited)
9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the six months ended June 30, 2010 is set forth below:

					Net Change			Percent
	Beginning	Shares/	Shares/	Ending	in		Value at	Owned
	Shares/	Par	Par	Shares/	Unrealized	Realized	June 30,	of Shares
	Par	Purchased	Sold	Par	Appreciation	Loss	2010	Outstanding
Corning Natural Gas Corp.	161,090	—	—	161,090	$438,970	—	$3,531,898	15.47%
10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
11. Other Matters. On April 24, 2008, the Investment Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In an administrative order that was entered in connection with the settlement, the SEC found that the Investment Adviser had willfully violated Section 206(2) of the Investment Advisers Act of 1940, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Investment Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws. The SEC’s order also noted the cooperation that the Investment Adviser gave the staff of the SEC. The settlement will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Investment Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Investment Adviser and the funds. The court dismissed certain claims, finding that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court, in response to a motion by the SEC, subsequently dismissed the remaining remedy without prejudice against the officer, which would allow the SEC to appeal the court’s rulings. The Investment Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.
12. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Utilities Fund
Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)
At its meeting on May 18, 2010, the Board of Trustees (“Board”) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not “interested persons” of the Fund (the “Independent Board Members”). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.
Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio manager, the depth of the analyst pool available to the Adviser and the portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio manager.
Investment Performance. The Independent Board Members reviewed the short, medium, and long-term performance of the Fund since inception against a peer group of utilities funds and against the customized peer group selected by Lipper. The Independent Board Members noted that the Fund’s performance was within the top third of its peer groups for the one year period and in the top quartile for the three and five year periods.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without a charge. The Independent Board Members also noted that a substantial portion of the Fund’s portfolio transactions was executed by an affiliated broker, that the affiliated broker received distribution fees and minor amounts of sales commissions, and that the Adviser received a moderate amount of soft dollar benefits through the Fund’s portfolio brokerage.
Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale.
Sharing of Economies of Scale. The Independent Board Members noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale that may develop or any historical losses or diminished profitability of the Fund to the Adviser.
Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of utilities funds and the customized Lipper group and noted that the advisory fee includes substantially all administrative services of the Fund as well as the investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s expense ratios were above average and the Fund’s size was average within these groups. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.
Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and an excellent performance record. The Independent Board Members also concluded that the Fund’s expense ratios and profitability to the Adviser of managing the Fund were reasonable and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment advisory agreement to the full Board.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the GAMCO Westwood Funds.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS
VALUE
Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Blue Chip Value Fund
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
GAMCO Westwood Equity Fund
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Susan M. Byrne
FOCUSED VALUE
Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
SMALL CAP VALUE
Gabelli Small Cap Fund
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Nicholas F. Galluccio
Gabelli Woodland Small Cap Value Fund
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Elizabeth M. Lilly, CFA
GROWTH
GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan
AGGRESSIVE GROWTH
GAMCO Global Growth Fund
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
MICRO-CAP
GAMCO Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
EQUITY INCOME
Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Co-Portfolio Managers: Susan M. Byrne
Mark Freeman, CFA
GAMCO Westwood Income Fund
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. ( Multiclass)
Portfolio Manager: Barbara Marcin, CFA
SPECIALTY EQUITY
GAMCO Global Convertible Securities Fund
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)
Team Managed
GAMCO Global Opportunity Fund
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
Gabelli SRI Green Fund
Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages,organic living,and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)
Co-Portfolio Managers: Christopher C. Desmarais
John M. Segrich, CFA
SECTOR
GAMCO Global Telecommunications Fund
Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
GAMCO Gold Fund
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)
Portfolio Manager: Caesar Bryan
Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)
Team Managed
MERGER AND ARBITRAGE
Gabelli ABC Fund
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund
Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN
GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)
Portfolio Manager: Martin Weiner, CFA
FIXED INCOME
GAMCO Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)
Portfolio Manager: Mark Freeman, CFA
CASH MANAGEMENT-MONEY MARKET
Gabelli U.S. Treasury Money Market Fund
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
Co-Portfolio Managers: Judith A. Raneri
Ronald S. Eaker
An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.
To receive a prospectus, call 800-GABELLI (422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

The Gabelli Utilities Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.

Board of Trustees

Mario J. Gabelli, CFA	Mary E. Hauck
Chairman and Chief	Former Senior Portfolio Manager
Executive Officer	Gabelli-O’Connor Fixed Income
GAMCO Investors, Inc.	Mutual Fund Management Co.

Anthony J. Colavita	Kuni Nakamura
President	President
Anthony J. Colavita, P.C.	Advanced Polymer, Inc.

Vincent D. Enright	Werner J. Roeder, MD
Former Senior Vice President	Medical Director
and Chief Financial Officer	Lawrence Hospital
KeySpan Corp.

Officers*

Bruce N. Alpert	Peter D. Goldstein
President	Chief Compliance Officer and
Acting Secretary

Joseph H. Egan
Acting Treasurer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

*	Agnes Mullady, Secretary and Treasurer, is on a leave of absence.
This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GAB470Q210SR
The
Gabelli
Utilities
Fund
Morningstar® rated The Gabelli Utilities Fund Class
AAA Shares 4 stars overall and 5 stars for the
three year period and 4 stars for the five and ten year
periods ended June 30, 2010 among 91, 91, 84,
and 55 Utilities funds, respectively.
SEMI ANNUAL REPORT
JUNE 30, 2010

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) The Gabelli Utilities Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 9/1/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 9/1/10

By (Signature and Title)*	/s/ Joseph H. Egan
Joseph H. Egan, Principal Financial Officer

Date 9/1/10

*	Print the name and title of each signing officer under his or her signature.